EXHIBIT 24.2

                      CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the use in the Prospectus constituting part of the Registration Statement on Form SB-2 of our report dated November 20, 1995, relating to the consolidated financial statements of Hauppauge Digital, Inc. and Subsidiaries as of September 30, 1995 and to the reference to our firm under the heading "Experts" in such prospectus.



                                   /s/ BDO Seidman, LLP
                                   --------------------
                                       BDO SEIDMAN, LLP

January 22, 1996
Mitchel Field, New York